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                                                                   EXHIBIT 10.13


                              SECOND AMENDMENT TO
                              -------------------
                           ASSET PURCHASE AGREEMENT
                           ------------------------




THIS SECOND AMENDMENT ("Amendment") is made and entered into this 24th day of June, 1997 by and between MERIDIAN COMMUNICATIONS NORTH, a general partnership ("Meridian") and AMERICAN TOWER SYSTEMS, INC., a Delaware corporation ("ATS"), with reference to the following facts:

         Meridian and ATS are parties to a certain Asset Purchase Agreement dated February 5, 1997 as amended by a First Amendment thereto dated February 10, 1997 (collectively, the "Agreement"), relating to the sale by Meridian to ATS of substantially all the assets of Meridian. The parties desire to amend the Agreement in the manner set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party hereto, the parties hereby agree as follows:

         1. Notwithstanding the provisions of Section 7.1 of the Agreement, the "Termination Date" shall mean July 3, 1997, or such other date as the parties may, from time to time, mutually agree.

         2. Except to the extent set forth to the contrary in this Amendment, all provisions of the Agreement remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts together constitute one and the same instrument. This Amendment shall be effective upon delivery (i) to ATS's counsel, by telecopier, of an executed counterpart signed by Meridian, and (ii) to Meridian's counsel, of an executed counterpart signed by ATS.


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     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first above written.


"Meridian"                                  "ATS"

MERIDIAN COMMUNICATIONS NORTH               AMERICAN TOWER SYSTEMS, INC.


By:                                         By:
     -------------------------                 ---------------------
     NORMAN KRAMER,                            James S. Eisenstein,
     General Partner                           Chief Operating Officer

By:
     -------------------------
     E.J. REICHLER, as Trustee
     of the Reichler Family
     Trust dated May 24, 1989,
     and as Trustee of the Sue H.
     Reichler Testamentary Trust,
     General Partners





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